SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   Form 8-K


                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported):  November 1, 2002
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                            BUCKEYE PARTNERS, L.P.
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                (Exact name of Registrant specified in Charter)


           Delaware               1-9356                   23-2432497
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       (State or Other         (Commission               (IRS Employee
       Jurisdiction of         File Number)          Identification No.)
       Incorporation)

       5 Radnor Corporate Center, Suite 500
       100 Matsonford Road
       Radnor, PA                                        19087
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       (Address of Principal Executive Offices)           (Zip Code)


         Registrant's telephone, including area code:  (484) 232-4000
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        (Former Name and Former Address, if Changed Since Last Report)



Item 5.  Other Events.
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On October 3,  2002,  the Registrant announced that it  had  entered  into  an agreement with an affiliate of BP America ("BP") to purchase its approximate 18 percent stock interest in Colonial Pipeline Company ("Colonial"), subject to rights of first refusal held by existing Colonial stockholders.

An existing Colonial stockholder has exercised its right of first refusal to purchase BP's stock interest in Colonial.

Attached as Exhibit 99 is the press release issued by the Registrant on November 1, 2002, regarding the exercise of first refusal by an existing Colonial stockholder.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
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         (c) Exhibits.

         Exhibit No.                     Exhibit
         -----------                     -------
            99         Press release by the Registrant, dated November 1, 2002.


                                   Signature
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          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        BUCKEYE PARTNERS, L.P.
                                   By:  Buckeye Pipe Line Company,
                                           Its General Partner



                               By:  /s/  Stephen C. Muther
                                  ---------------------------------
                                  Name:  Stephen C. Muther
                                  Title: Senior Vice President, Administration,
                                         General Counsel and Secretary